UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                 --------------
                                    FORM 8-K
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                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 20, 2006
                                 --------------
                            THE SERVICEMASTER COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                                 --------------

DELAWARE                                1-14762                 36-3858106
--------                                -------                 ----------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                    Identification Number)



            3250 LACEY ROAD, SUITE 600, DOWNERS GROVE, ILLINOIS 60515
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 663-2000



                                 NOT APPLICABLE

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 ---- CFR 230.425)


     Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 ---- CFR 240.14a - 12)

     Pre-commencement communications pursuant to Rule 14d - 2(b) under the ---- Exchange Act (17 CFR 240.14d(b))

     Pre-commencement communications pursuant to Rule 13e - 4(c) under the ---- Exchange Act (17 CFR 240.13e - 4(c))



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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

ServiceMaster ("The Company") intends to sell its American  Residential Services
(ARS) and American Mechanical Services (AMS) companies so it can concentrate resources on its main growth businesses. The Company has retained an investment banking firm to serve as its financial advisor in this process. The ARS/AMS operations provide heating, ventilation, air conditioning (HVAC), plumbing and electrical installation and repair services and were previously disclosed in the Company's financial statements as the ARS/AMS business segment. Because the Company intends to sell these companies, their operating results are reported within the financial statement caption "businesses held pending sale and discontinued operations" and are not included in the results of continuing operations of the Company.

The Company has expanded its business segment reporting to allow for better ongoing visibility into the components of the business. The companies that previously were reported within the TruGreen segment have been further broken out into the TruGreen ChemLawn segment and the TruGreen LandCare segment. TruGreen LandCare is an important part of the Company's continuing operations and presenting its results as a separate segment recognizes the importance of this business to the continued growth of the enterprise while also enhancing overall disclosure.

The quarterly segment summaries included in Item 9.01 present the quarterly business segment information of the Company's continuing operations for 2005 and 2004.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

      99.1 Quarterly Segment Summaries.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  February 20, 2006           THE SERVICEMASTER COMPANY

                                   By: /S/  ERNEST J. MROZEK
                                      ----------------------
                                        Ernest J. Mrozek

                                        President and Chief Financial Officer






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                                  EXHIBIT INDEX
Exhibit
NUMBER     DESCRIPTION OF EXHIBIT
------     ----------------------
99.1       Quarterly Segment Summaries.





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